Exhibit 99.1

AtlasClear Announces Closing of Business Combination with Quantum FinTech Acquisition Corporation and Acquisition of Wilson-Davis & Co.

AtlasClear Expected to Begin Trading on the NYSE on Monday, February 12 Under the Ticker “ATCH”

Tampa, FL – February 12, 2024 – AtlasClear, Inc. announced today the completion on Friday, February 9th, 2024, of its previously announced business combination with Quantum FinTech Acquisition Corporation (“Quantum”) (NYSE: QFTA), a publicly-traded special purpose acquisition company, which was approved by Quantum’s stockholders on November 3, 2023. The combined company will operate as AtlasClear Holdings, Inc. (“AtlasClear”), and its common stock is expected to begin trading on the NYSE American LLC (“NYSE Amex”) under the ticker symbol ATCH on Monday, February 12, 2024.

AtlasClear also announced the completion of its acquisition of broker-dealer Wilson-Davis & Co., Inc. (“Wilson-Davis”), and that its definitive agreement to acquire Commercial Bancorp of Wyoming (“Commercial Bancorp”) continues to be in full force and effect. It is expected that Commercial Bancorp will be merged with and into a subsidiary of AtlasClear upon receipt of all necessary regulatory approvals.

“Today marks an important milestone for AtlasClear as we embark on our journey to bring a one-stop technology and financing solution to small and midsize financial institutions,” said John Schaible, Chairman and Chief Executive Officer of Quantum, and Chief Strategy Officer of AtlasClear. “As a public company, we’ll seek to grow both organically and through further acquisitions, as well as by expanding the balance sheet for both the clearing firm and the bank.”

“With the completion of this business combination, the AtlasClear team will focus on filling a gap in the capital markets where smaller institutions, broker-dealers and asset managers have been at a disadvantage,” said Craig Ridenhour, Chief Business Development Officer of AtlasClear. “By combining an operating, profitable correspondent clearing firm, with an operating, profitable Federal Reserve member bank, and then layering in technology to handle the front office, back office and risk management functions of those institutions, we’re creating one venue where these smaller financial institutions can service all of their relevant operational needs, including trade clearing, settlement and banking services.”

As a result of the completion of the business combination by the deadline under Quantum’s charter, Quantum did not need to implement the charter amendment for an additional extension, which was approved by its stockholders at a special meeting held on February 8, 2024.

In connection with the closing of the business combination, AtlasClear has instructed the escrow agent to release from escrow 4,000,000 of Quantum’s founder shares that were held in escrow pursuant to the escrow agreement from Quantum’s initial public offering (consisting of 949,084 shares owned by Chardan Quantum, LLC and 3,050,916 shares owned by Quantum Ventures, LLC) , as contemplated by the amendment to such escrow agreement disclosed on October 31, 2023.

About AtlasClear

AtlasClear plans to build a cutting-edge technology enabled financial services firm that would create a more efficient platform for trading, clearing, settlement and banking of evolving and innovative financial products with a focus on the small and middle market financial services firms. The strategic goal of AtlasClear is to have a fully vertically integrated suite of cloud-based products including account opening, trade execution, risk management, regulatory reporting and settlement. The team that will lead AtlasClear consists of respected financial services industry veterans that have founded and led other companies in the industry including Penson Clearing, Southwest Securities, NexTrade and Anderen Bank.

About the Financial Technology

The nature of the combined entity is expected to be supported by robust, proven, financial technologies with a full suite that will enable the flow of business and success of the enterprise. The combined entity is expected to have a full exchange platform for a spectrum of financial products. In addition, the combined entity is expected to have a full prime brokerage and, following the Commercial Bancorp acquisition, a prime banking platform with complete front-end delivery. The enterprise is anticipated to offer a fixed income risk management platform which can be expanded to a diverse application on financial products.

The combined entity is expected to be run by a new digital suite of technologies that became part of the transaction at closing.

About Quantum FinTech Acquisition Corporation

Quantum is a blank check company, also commonly referred to as a special purpose acquisition company, or SPAC, that was formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses, with a principal focus on identifying high-growth financial services and fintech businesses as targets.

About Wilson-Davis & Co., Inc.

Wilson-Davis is a full-service correspondent securities broker-dealer. The company is registered with the Securities and Exchange Commission (“SEC”), the Financial Industry Regulatory Authority and the Securities Investor Protection Organization. In addition, Wilson-Davis is a member of DTCC as well as the National Securities Clearing Corporation. Headquartered in Salt Lake City, Utah and Dallas, Texas. Wilson-Davis has been servicing the investment community since 1968, with satellite offices in California, Arizona, Colorado, New York, New Jersey and Florida.

About Commercial Bancorp of Wyoming

Commercial Bancorp is a bank holding company operating through its wholly-owned subsidiary, Farmers State Bank (“FSB”) and has been servicing the local community in Pine Bluffs, WY since 1915. It has focused the majority of its services on private and corporate banking. A member of the Federal Reserve, FSB is expected to be a strategic asset for the combined company’s long-term business model.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that reflect AtlasClear’s current views with respect to, among other things, the future operations and financial performance of AtlasClear and the combined company. Forward-looking statements in this communication may be identified by the use of words such as “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “foreseeable,” “future,” “intend,” “may,” “outlook,” “plan,” “potential,” “proposed” “predict,” “project,” “seek,” “should,” “target,” “trends,” “will,” “would” and similar terms and phrases. Forward-looking statements contained in this communication include, but are not limited to, statements as to (i) anticipated use of proceeds from the transaction, (ii) AtlasClear’s expectations as to various operational results and market conditions, (iii) AtlasClear’s anticipated growth strategy, including the proposed acquisitions, (iv) anticipated benefits of the transaction and proposed acquisitions, (v) the financial technology of the combined entity, (vi) anticipated timing for the combined company to begin trading on NYSE Amex, and (vii) statements regarding the proposed transaction between AtlasClear and Pacsquare, including the anticipated benefits of such acquisition.

The forward-looking statements contained in this communication are based on the current expectations of AtlasClear and its management and are subject to risks and uncertainties. No assurance can be given that future developments affecting AtlasClear or the combined company will be those that are anticipated. Actual results may differ materially from current expectations due to changes in global, regional or local economic, business, competitive, market, regulatory and other factors, many of which are beyond the control of AtlasClear. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Factors that could cause actual results to differ may emerge from time to time, and it is not possible to predict all of them.

Such factors include, but are not limited to: the risk that AtlasClear’s acquisition of Commercial Bancorp and its subsidiary bank, FSB, does not close as a result of the failure to satisfy the conditions to closing such acquisition (including, without limitation, the receipt of approval of Commercial Bancorp’s stockholders and receipt of required regulatory approvals); failure to recognize the anticipated benefits of the transaction, which may be affected by, among other things, competition, the ability of the combined entity to maintain relationships with customers and suppliers and strategic alliance third parties, and to retain its management and key employees; estimates of AtlasClear and the combined company’s financial performance being materially incorrect predictions; AtlasClear’s failure to complete the proposed acquisitions on favorable terms to AtlasClear or at all; AtlasClear’s inability to integrate, and to realize the benefits of, the proposed acquisitions; AtlasClear’s inability to realize the anticipated benefits of the transaction with Pacsquare; changes in general economic or political conditions; changes in the markets that AtlasClear targets or the combined company will target; slowdowns in securities or cryptocurrency trading or shifting demand for trading, clearing and settling financial products; any change in laws applicable to AtlasClear or any regulatory or judicial interpretation thereof; and other factors, risks and uncertainties, including those that were included under the heading “Risk Factors” in the final proxy statement/prospectus filed with the SEC, and those included under the heading “Risk Factors” in Quantum’s 2022 Form 10-K and its subsequent filings with the SEC. AtlasClear and Quantum caution that the foregoing list of factors is not exhaustive. Any forward-looking statement made in this communication speaks only as of the date hereof. Plans, intentions or expectations disclosed in forward-looking statements may not be achieved and no one should place undue reliance on such forward-looking statements. Neither AtlasClear nor Quantum undertakes any obligation to update, revise or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

Contacts

Media
AtlasClearPR@icrinc.com

Investors
atlasclearir@icrinc.com

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